Exhibit 99.3

INVESTING IN A CLEANER FUTURE Nikola corporation and vectoiq acquisition corp announce merger March 2020

DISCLAIMER This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Nikola Motor Corporation (“Nikola” or the “Company”) and VectoIQ Acquisition Corp. (“VectoIQ”) and related transactions (the “Proposed Business Combination”) and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will VectoIQ, Nikola or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither VectoIQ nor Nikola has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Nikola or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Nikola and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward Looking Statements Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Nikola’s and VectoIQ’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Nikola and VectoIQ. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of VectoIQ or Nikola is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Nikola; risks related to the rollout of Nikola’s business and the timing of expected business milestones; the effects of competition on Nikola’s future business; the amount of redemption requests made by VectoIQ’s stockholders; the ability of VectoIQ or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the Proposed Business Combination or in the future, and those factors discussed in VectoIQ’s final prospectus dated May 15, 2018 and Annual Report on Form 10-K for the fiscal year ended December 31, 2018, in each case, under the heading “Risk Factors,” and other documents of VectoIQ filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither VectoIQ nor Nikola presently know or that VectoIQ and Nikola currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect VectoIQ’s and Nikola’s expectations, plans or forecasts of future events and views as of the date of this Presentation. VectoIQ and Nikola anticipate that subsequent events and developments will cause VectoIQ’s and Nikola’s assessments to change. However, while VectoIQ and Nikola may elect to update these forward-looking statements at some point in the future, VectoIQ and Nikola specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing VectoIQ’s and Nikola’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Use of Projections This Presentation contains projected financial information with respect to Nikola. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

DISCLAIMER (Cont’d) Financial Information; Non-GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by VectoIQ with the SEC. Some of the financial information and data contained in this Presentation, such as EBIT, EBITDA and EBITDA Margin, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). VectoIQ and Nikola believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Nikola’s financial condition and results of operations. Nikola’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. VectoIQ and Nikola believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Nikola’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Nikola’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review Nikola’s audited financial statements, which will be included in the Registration Statement (as defined below). Important Information About the Proposed Business Combination and Where to Find It In connection with the Proposed Business Combination, VectoIQ intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a preliminary proxy statement to be distributed to holders of VectoIQ's common stock in connection with VectoIQ's solicitation of proxies for the vote by VectoIQ's stockholders with respect to the Proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Nikola's stockholders in connection with the completion of the Proposed Business Combination. After the Registration Statement has been filed and declared effective, VectoIQ will mail a definitive proxy statement, when available, to its stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VECTOIQ, NIKOLA AND THE PROPOSED BUSINESS COMBINATION. Investors and security holders may obtain free copies of the preliminary proxy statement / prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by VectoIQ through the website maintained by the SEC at http://www.sec.gov, or by directing a request to VectoIQ at 1354 Flagler Drive, Mamaroneck, NY 10543. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in the Solicitation VectoIQ and Nikola and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination. Information about the directors and executive officers of VectoIQ is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Business Combination when they become available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents as indicated above. No Offer or Solicitation This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Trademarks This Presentation contains trademarks, service marks, trade names and copyrights of VectoIQ, Nikola and other companies, which are the property of their respective owners.

Key Leadership prototype assembly of the Nikola of dHybrid Systems, LLC, a natural 1. Trevor Milton to assume Executive Chairman role, Mark Russell to assume Chief Executive Officer role and Steve Girsky to join Nikola board post-closing Trevor Milton Nikola CEO(1) •Visionary leader with passion for innovation and disruption •Directs research, development and portfolio •Holds a controlling interest in the Company •Prior to Nikola, Trevor was the CEO gas storage technology company that was acquired by Worthington Industries, Inc. Steve Girsky VectoIQ Acquisition Corp CEO(1) •30 years of experience working with corporate board executives, labor leaders, OEM leaders, suppliers, dealers, and national policy makers •Institutional Investor top-ranked auto analyst for many years •Former GM Vice Chairman; helped lead GM out of bankruptcy, stabilized its European operations and led overall GM strategy •Current and former public boards: Kim Brady Nikola CFO •Over 20 years of experience in private equity and investment banking •Served as Sr. Managing Director at Solic Capital •Previously served as CFO and GM for various companies in manufacturing, business services, and healthcare •Education: BS from Brigham Young University and MBA from Northwestern’s Kellogg Graduate School of Management Mark Russell Nikola President(1) •Over 20 years of experience building and managing companies in the manufacturing industry •Served as president and COO of Worthington Industries (NYSE:WOR) from 2012-2018 •Previously served as GM of Engineered Aerospace Products at Alcoa. Inc (NYSE:AA) •Education: BS from Weber State University and JD from Brigham Young University

0 1 2 3 Zero Emissions One global truck platform Two market solutions: BEV for short haul and FCEV for long haul applications An opportunity to invest in scalable clean technology Three Core Business offerings: BEV, FCEV, and Hydrogen production and refueling

i. Nikola company introduction

We are Nikola A unique business model… Vision: to be the zero emissions commercial transportation system leader Addressing Huge “Green-to-Wheel” Commercial Vehicle Ecosystem TAM • Estimated $600B+ Global TAM comprised of both vehicle and energy supply (1) • Tightening global emissions standards require a zero emissions solutions over the near -term Industry Leading Technology Portfolio to Address Specific Use Cases • BEV truck with best-in-class range and capabilities, ideally suited for shorter -haul applications • World’s most advanced Hydrogen (H2) FCEV Truck, ideally suited for long-haul applications Enabled by World Class Partnerships and Investments by Strategic Players • Partnership and European JV with CNHI IVECO, a global Commercial Vehicle OEM • Strong partnerships throughout transportation ecosystem to de -risk business Pace-Setting Speed-to-Market • Planned 2021 BEV launch • Planned 2023 FCEV launch and H2 station operations Meeting Strong Demand from Blue Chip Customers • $10B+ FCEV pre-order book (2+ years of orders), with robust demand for newly introduced BEV truck • Anheuser-Busch piloting fleet and H2 station operations On a Path to Effectively Scale Green Energy Storage to Ultimately Transform Transportation Fueling Landscape • Partnered with NEL to develop first-in-kind H2 station infrastructure With a Deep Roster of Management Talent to Pursue Vision of Zero Emission Transportation Ecosystem 1. $600B TAM also includes truck maintenance, addressed by Nikola’s FCEV Bundled Lease offering

Powered by a unique business strategy Together, the distinct business offerings enable disruption across the “Green-to-Wheel” value chain Key nikola Facts Overview of Strategic Partnerships Core business Platform enabled Grid Storage and BEV Charging Leverage technology and infrastructure to act as a grid buffer and to capture intermittent energy sources Provide BEV charging solutions to short-haul customers BEV Truck FCEV Truck H2 Stations Economically produce H2 fuel via electrolysis Initial methodical roll-out of targeted station development along “dedicated routes” Electricity input (grid, solar, wind) purchased via long-term supply agreements Autonomous Ready • • BEV powered truck Industry-leading range of up to 300 miles Leverage existing FCEV work and partnership with CNHI to co-develop BEV truck for production in the next 12 – 18 months • • • H2 FCEV powered truck 500 – 750 mile range Attractive “bundle pricing” model (truck, fuel, maintenance) • • Level 4 hardware standard Automatic braking and lane keeping Full fleet management solutions and data capturing Over-the-air software updates • • • • • • • • H2 Production and Refueling of FCEV Shorter-haul Long-haul Capacity-as-a-Service Energy-as-a-Service and H station platform 1. Amount includes in-kind contribution of services from CNHI (see slide 12 for additional detail); does not include capital from VectoIQ transaction Target Use case Business Model Component Additional growth opportunities based on truck 2 Significantly increases addressable market vs. truck offering alone Complementary offerings: with significant overlap in components; BEV and FCEV address different use cases • Founded in 2015 by Trevor Milton • Based in Phoenix, AZ with ~230 employees • +14,000 FCEV truck reservations to-date (~$10B sales value), with robust demand for newly-introduced BEV truck • +$500M of capital raised to-date(1)

demonstrating significant growth and progress on vision since 2015 Over $500M raised to date to support commercialization of unique business model Trevor Milton founds Nikola Prototype of Nikola One Unveiled Bosch co-development and strategic supply chain partnership established Signed binding agreement to provide Anheuser-Busch with up to 800 trucks Unveiled fully operational Nikola Two Alpha trucks at Nikola World; most advanced FCEV truck on the planet 2015 2016 2017 2018 2019 Build-out of team, hired: – Chief Engineer – Chief Designer – Battery Engineer Signed sales and service agreement with Ryder Systems Nel announced as sole equipment supplier for hydrogen stations Signed Hydrogen Station Development agreement with Nel Entered North America production alliance and European joint venture with CNHI Iveco N/A fleet partners for launch FCEV FCEV FCEV from CNHI Iveco as part of @ $300M pre-money @ $900M pre-money @ $1.1B pre-money N/A pre-money valuation of $3B Total Truck Reservations Reservation book frozen; ~7,900~8,200 ~14,000negotiating with strategic and pursuing binding contracts Capital Raised in Calendar Year $16M Series A$44M Series B$214M Series CSecured $250M investment valuationvaluationvaluationSeries D representing a

Nikola is the only company offering both BEV and FCEV solutions; addressing both short-haul and Technology portfolio addresses complementary use cases general technology comparison long-haul markets Hydrogen-ELECTRIC 100% Battery Electric Diesel primary power unit (ppu) Hydrogen Fuel Cell Battery Diesel Engine Refuel/Charge time 10-15 minutes Several Hours 10-15 minutes Complementary Use Cases 500-750 miles (Long-haul) 100-300 miles (Medium-/Short-haul) Est. range 500-750 miles Refill affect on electrical grid Hydrogen stations act as buffer & balance grid Recharge to be managed within grid load capacity N/A PPU Sustainability profile Hydrogen is the most abundant element on planet Dependent on further advances in technology Access to oil reserves can be costly and prices are highly volatile Est. Vehicle weight ~22,000-24,000 lbs ~25,000-27,000 lbs ~17,000-19,000 lbs Est. hauling capacity(1) ~56,000-58,000 lbs ~53,000-55,000 lbs ~61,000-63,000 lbs 1. Estimated hauling capacity includes both cargo capacity and the weight of the trailer Impact on EmissionsZero emission vehicle Zero emission vehicle Heavy emission vehicle unlikely to adhere to future regulations on emissions standards

Nikola’s extensive network of strategic partnerships World class strategic partnerships… significantly reduces execution risks, improves commercialization timeline, and provides long-term competitive advantage Marquee Co-Development Partners Other Key Industry Partners • One of the world´s largest and most recognized photovoltaic manufacturers and energy providers Series C investor and exclusive solar panel provider • Largest producer of electrolyzers and other hydrogen equipment Series C investor and hydrogen production equipment supplier (electrolyzers and other components for hydrogen stations) • Leading global supplier of braking control components and air management systems to medium-and heavy-duty trucks Series B investor in Nikola and brake traction and stability control system developer • • • • #1 global engineering service provider to the Commercial Vehicle industry for cab development Cab and Chassis engineer • Largest truck leasing company in the U.S. with over 800 service centers and 6,000 highly trained technicians Exclusive sales and service partner • World's largest independent company for the development, simulation and testing of powertrains Designer and developer of first-in-class vehicle and hydrogen fuel cell test facility • • • • International leader in the development, manufacture, marketing,• Leading global supplier of technology and services to automotive, and servicing of a vast range of light, medium, and heavyindustrial, energy, building technology, and consumer end markets commercial vehicleswith ~410,000 employees and ~$90B in annual revenue • Series D investor and partner in 50/50 European joint venture and • Series B and C investor and powertrain design (e.g., fuel cell, North American production alliance battery, VCU) co-development partner - Any related IP will be jointly owned by Nikola

Partnership with CNHI Iveco significantly de-risks …anchored by landmark partnership with cnhi iveco North America production execution and accelerates penetration of attractive European market Who is CNHI Iveco? Partnership and JV Investment Summary Key Benefits Additional Details production-ready truck and leverage its expertise across all within existing Iveco manufacturing facilities 1. CNHI delivered ~175,900 vehicles in 2018; includes trucks, buses, light commercial, and specialty vehicles • CNHI Iveco engineers to embed with Nikola team to develop elements of the manufacturing process • Nikola/CNHI Iveco product to be produced on dedicated lines • Production alliance significantly de-risks truck manufacturing execution by providing: - Global license to the S-Way platform – the most recently introduced Class 8 truck in the world - Ability to leverage existing parts bin and capture purchasing savings - Access to engineering support - Potential assembly capabilities • Enables Nikola to enter significantly larger European market CNHI Iveco’s invested $250M in Nikola as Part of Series D Round • $100M cash investment • $150M investment in form of in-kind services related to North America engineering and production • Announced September 3, 2019 North America Engineering and Production Alliance (100% of N.A. Business Retained by Nikola) • Significantly de-risks Nikola operational execution by leveraging the expertise and capabilities of one of the world’s leading commercial vehicle manufacturers • CNHI Iveco to provide $150M of engineering and production to support bringing Nikola trucks to market Europe Joint Venture (50/50 Split) • Allows Nikola to accelerate penetration of attractive European addressable market while minimizing execution risk and optimizing Nikola management bandwidth • Nikola and CNHI’s Iveco truck business to operate 50/50 joint venture leveraging Iveco’s engineering expertise and existing production and sales/service footprint Significant potential financial contribution from joint venture is incremental to existing Nikola North America model One of World’s Leading Capital Good Companies with Annual Revenue of $30B+ • CNHI’s Iveco business is a leading truck, bus, and light commercial vehicle manufacturer in Europe, South America, and Asia with 175,000+ annual unit volume(1) • Currently the leader in CNG/LNG alternative propulsion for the European trucks market, complementary to investment in Nikola BEV and FCEV technology • Announced plan to spin-off as an independent company in 2021

Robust blue chip demand Nikola has over 14,000 FCEV truck pre-orders, with robust demand for newly introduced BEV truck for a zero emissions transportation solution Summary of FCEV truck Reservations prior to book freeze in fall 2019 # of Trucks FCEV reservation book frozen; negotiating with strategic fleet partners to convert pre-orders to binding contracts with deposits for initial FCEV rollout Additional reservations detail • Nikola BEV demand: following unveiling of Nikola BEV truck in Fall 2019, company has been engaged with potential strategic customers - Discussion focused on multi-thousand truck pre-orders with binding contracts with significant deposits 12 months prior to delivery Robust BEV demand projected to fill first 2 – 3 years of production - All Other Reservations Holders ~5,300 36% Large U.S. Fleet Owner ~5,000 34% • FCEV demand equally robust, with reservation book projected to fill first 2+ years of production Total 14,602 FCEV trucks Themes Driving Demand • Commercial vehicle purchasing decision driven by Total Cost of Ownership (TCO) of vehicle, including cost of truck, fuel, and maintenance - Nikola’s unique FCEV Bundled Lease model ensures TCO cost parity with diesel as well as TCO consistency and predictability for fleet operators Corporations are increasing focus and efforts to reduce greenhouse emissions in their value chains ~$10.2B realizable value Large Truck Leasing Companies ~1,500 10% Other Fleets with at least 100 Trucks Reserved ~1,500 10% • Large Equipment Providers ~500 4% AB Inbev 800 6% •AB Inbev pre-order for 800 trucks represents a binding order •Majority of FCEV reservations (~50%) reflect large corporate customers with investment grade credit ratings

Other Nikola Programs Nikola can leverage zero emission powertrain expertise to address transportation adjacencies Badger & PowerSports Strategy Badger Pickup Truck • • • 600 miles on blended FCEV / BEV 300 miles on BEV alone Operates on blended FCEV / BEV or BEV only by touch of a button • • • 906 HP peak / 455 HP continuous 980 ft. lbs. of torque 160 kWh, flooded module - lithium-ion battery and 120 kW fuel cell PowerSports FULLY-ELECTRIC FOUR-SEATER OHV MILITARY GRADE FULLY-ELECTRIC TACTICAL OHV FULLY-ELECTRIC SIT-DOWN PERSONAL WATERCRAFT Vp, Powersports POWERSPORTS of both UTVs and watercraft Michael Erickson, President of Powersports • Leads Nikola PowerSports business • An energy and powersports industry veteran ANDREW CHRISTIAN, VP, BD / DEFENSE • Retired from Marine Corps with 28+ years of active duty service • Marine Special Operations Officer and combat veteran Jordan darling, • Oversees PowerSports division • Founder of Free Form Factory •Programs provide significant benefit to core semi-truck and H2 station programs, including: - Branding halo, driving awareness of Nikola and its industry-defining technology - R&D synergies on electric drivetrain, battery technology, and other core components •Nikola is pursuing business models for Badger and PowerSports that will provide financial upside with minimal capital outlay or management distraction •Management team remains focused on core semi-truck and H2 station programs and executing on Nikola’s business plan

Deep bench of experienced management key to making the vision a reality Trevor Milton Executive Chairman(1) Nikola’s management team brings together proven leaders with deep industry and domain expertise MARK RUSSELL President & CEO(1) KIM BRADY CHIEF FINANCIAL OFFICER JESSE SCHNEIDER EVP, HYDROGEN FUEL CELL TECH UMRAN ASHRAF HEAD OF VEHICLE ENGINEERING Britton Worthen Chief Legal Officer Nha Nguyen Safety Officer Kevin Lynk Chief engineer, powertrain Ron Johnson Senior Technical Lead, Chassis Joseph Pike Chief Human Resources Officer Mike Chaffins Senior Director, Supply Chain and Purchasing Varoujan Sarkissian Head of Vehicle Electrical and Controls Christopher Eckert Senior Technical Lead, Cab Elizabeth Fretheim Head of Business Development Dale Prows Head of Hydrogen Supply chain Erik Tuft Senior Designer Alain Hadorn Senior Director, Program Management and Quality Vince Caramella Head of marketing Livio Gambone Head of Hydrogen Storage Isaac sloan Chief Software Architect Saied Emami Senior Technical Lead, CAE 1. Titles reflect roles post-closing Vehicle Engineering Safety, Supply Chain, and Hydrogen Corporate Functions Design, Powertrain, and Software

ii. Nikola Market overview and business model summary

Nikola can service estimated $600B TAM with BEV Overview of Nikola's Addressable market BEV / FCEV Market opportunity(1) and unique FCEV bundle pricing model that includes truck, fuel, and maintenance Key drivers for zero emission commercial vehicle demand • Commercial vehicle buying decision driven by Total Cost of Ownership (TCO) Global Class 8 Truck Market: • ~$600B Total Addressable Market(2) / ~7M Trucks in Service • The largest Class 8 fleets are replaced every 3-5 years on average — adoption of new technology is expected to be rapid once it passes TCO parity threshold Global Heavy Duty Truck • Increasingly stringent global emissions standards will increase comparative advantage of zero emissions vehicles relative to diesel Market BEV Short-haul Focus: U.S. Class 8 Truck Market • ~$130B TAM(2) / ~2M Trucks in Service U.S. Class 8 • In some cases, such as city centers, diesel will be banned entirely Truck Market • Governments, fleet owners, and other stakeholders are demanding a zero emissions solution Breakdown of U.S. Class 8 $130B TAM N.A. CLASS 8 TRUCK SEGMENT STRATEGY FOR INITIAL ROLLOUT OF FCEV 1,800,000 CLASS 8 semi-TRUCKS On the road daily(1) ~25%+ 450,000 TRUCKS RUN ON DEDICATED ROUTES • Dedicated routes are primarily comprised of private fleets and dedicated operations of large for-hire carriers For initial rollout of FCEV, Nikola will target the largest private and dedicated fleets with either nationwide or significant regional distribution networks Focus on dedicated routes allows for targeted, capital-efficient deployment of hydrogen stations Service and Maintenance $29B 22% Truck $37B 29% • Diesel $63B 49% ~75% 1,350,000 TRUCKS • 1. Includes both short-haul and long-haul heavy duty truck markets 2. Including vehicle, fuel, and service & maintenance; based on proprietary research from ACT Research

Nikola is positioned to be a first mover in both BEV SELECT medium and heavy duty bev and fcev announcements and FCEV, with an advanced state of truck development Bev announcements • Market is awakening to the vast potential of BEV and FCEV heavy duty trucks mobility by 2025 • Nikola trucks are in advanced stages of development and testing and are expected to meet specific use case needs, supporting potential rapid market adoption Same Truck Group Fcev announcements Trucks Announced goal to have H2 series-production vehicles by the end of the 2020s FCEV Truck H2 XCIENT FCEV Truck Heavy Duty Limited production Q4 2019 (10 units) Heavy Duty Production 2023 Class 8 Truck No announced production CF Electric Short Haul and Refuse Fleet trials 2019 AEOS Class 7 Truck Announced production 2020 ET-1 Class 8 Truck Announced production 2019 Plan to spend €1B+ in electro Semi Class 8 Truck Limited production 2020 International eMV Medium Duty Production 2021 FL and FE Medium and Heavy Duty Serial production March 2020 Z.E. Lineup Short Haul and Refuse TrucksPre-series model testing 2H19 LR Refuse Refuse Testing 2020 eActros Class 8 Truck Serial production 2021 eCascadia Class 8 Truck Serial production 2021 E-Fuso Vision One Class 8 Truck Serial production 2021

Increasing cost of diesel operations due to Nikola’s advantage: tightening emission standards reinforces Nikola’s bundled FCEV TCO advantage vs. traditional diesel BUNDLED FCEV OFFERING truck ownership significantly more attractive than DIESEL THE INDUSTRY’S FIRST-EVER “BUNDLED PRICING” Total cost of ownership certainty Historically, diesel fuel has comprised anywhere from 40-60% of total ownership costs(1). Nikola’s Bundled Lease offers operators complete cost predictability at cost parity with diesel – – 7-year lease/700,000 miles Lease includes the cost of truck, hydrogen fuel, repair, and maintenance Lease model eliminates payback period and technology risk for customers, enabling more rapid adoption Better Performance Outperforms diesel and battery trucks in range, horsepower and torque. Shorter recharge time than battery electric trucks – PROJECTED NIKOLA FCEV VS. DIESEL COST PER MILE Enhanced Safety 6x2 drive, torque vectoring, faster stopping, lower center of gravity $1.20 Hydrogen Safer than Diesel Lower vapor pressure, will not form combustible mixture with air, harder to ignite, hydrogen dissipates into atmosphere Extensive safety testing performed by third-party experts $1.00 Mile $0.80 $0.60 Environmentally Friendly Zero emissions and nearly silent. Hydrogen stations powered by renewables $0.40 ~$0.21 per $0.20 Autonomous Ready Enhanced autopilot, automatic braking, and automatic lane keeping standard on each vehicle $0.00 NIKNOIKLAOLFCAEV Traditional Diesel TCO Volatility TCO Certainty 1. Based on prior 7 years’ data from ATRI, excluding driver costs 2. Cost per mile data is based on proprietary research from ACT Research and ATRI’s 2018 Operational Cost of Trucking; fuel is based on the prior 7 years’ average given volatility of input costs Total TCO:Total TCO(2): $0.95 per~$0.97 per Mile Fuel Cost: ~$0.51 per Mile Includes all vehicle, service & maintenance, and fuel costs Service & Maint: Mile Vehicle Payments: ~0.26 per Mile single fcev truck lease unit economics PROJECTED CASH GENERATED PER TRUCK LEASE Each individual FCEV truck lease is anticipated to have steady cash generation over the life of the lease Gross Revenue $665,000 Materials Labor - direct and indirect Warranty Expense @ 3.0% of Truck Revenue $173,624 7,500 7,050 Nikola Cost per kg of Hydrogen x kg of Hydrogen used over 700,000 miles @ 7.5 Miles/kg $2.47 93,333 Service & Maintenance Cost @ $0.067/Mile $46,760 Station CapEx per Lease(4) $26,365 1. 2. 3. 4. 5. Analysis does not include potential financing charges that may be incurred to securitize and monetize some portion of the Nikola lease Hydrogen fuel cost includes all hydrogen station related operating expenses including electricity costs, water costs, station personnel cost, and hydrogen station maintenance Vehicle profit presented before corporate general and administrative expenses Assumes each station has a 21-year useful life and supports 210 truck leases during each 7-year lease period Does not include any potential upside from truck residual value at the end of the lease Cash Generated per Truck Lease(5) $173,064 Vehicle Profit Per Nikola Lease (Before Corporate G&A)(3) $199,429 Vehicle Profit Margin 30.0% Total Service & Maintenance Cost$46,760 Total Cost of Nikola Lease$465,571 Hydrogen Cost Per Truck Lease(2) $230,637 Truck Cost$188,174 LEASE TRUCKTOTALSERVICE,STATIONCASH PER REVENUEMATERIALS & FUELING COST MAINT. AND CAPEX PERTRUCK LEASE LABOROTHERLEASE $665,000 $188,174 $230,637 $46,760 $26,365 $173,064 Projected Nikola Lease Model Economics(1)

Hydrogen is an efficient storage method of FcEV Truck demand renewable electricity, with potential to reduce catalyzes build out of hydrogen infrastructure stress on grid Benefits of Hydrogen Production and Refueling Leading the Charge for Industry Standards hydrogen fueling components members – validating its position as a first-mover in the industry Hydrogen as energy storage (By-product) Electrolysis process utilizes create Hydrogen and Oxygen (By-product) 1. NEL designed Danish planned H2 network, expected to initially consist of 11 stations utilizing NEL’s electrolysis technology Electricity Water Hydrogen Fuel Cell Water water and electricity to Electricity Oxygen Partnership with NEL provides access to deep electrolysis H2 production expertise to deliver zero emissions transportation ecosystem 90+ Years of Experience >3,500 Electrolyzers Delivered ~50 H2 Fueling Stations Installed Customers in 80+ Countries Designed 1st Country-Wide H2 Network(1) •Fast refuel time – similar to today’s refueling time for diesel engines •Hydrogen fuel can be produced from a variety of renewable sources •Hydrogen production serves as a load balancing mechanism for the grid-enabling further incorporation of renewable power sources •Hydrogen can provide an effective form of storage for intermittent energy sources •Nikola and other industry leaders signed an MOU in early 2019 to assist in standardization and increase the speed to market for critical •In December 2019, Nikola was voted co-chair of the consortium by its

Hydrogen stations overview ADVANTAGES OF HYDROGEN Hydrogen fuel cell vehicles share the benefits of battery electric vehicles with an extended range for long-haul duty • • Heavy Duty Fuel Cell Vehicles are capable of having ranges & fueling times equal to that of today’s diesel trucks Hydrogen Fuel Cell Vehicles have the same benefits of electric vehicles as they use the same electric motors (more horsepower, instant torque, zero emissions, etc.) while eliminating many issues derived from battery electric vehicles (long recharge times, limited range, cold start, added weight, etc.) ZERO EMISSIONS HEAVY DUTY FAST FUELING LONGER RANGE LESS WEIGHT HYDROGEN FUEL CELL ECOSYSTEM OVERVIEW

Targeting dedicated routes segment enables a focused roll out of H2 station network to optimally H2 Station Roll-out DEDICATED SINGLE-STATION strategy manage capital outlay PROJECTED TOTAL STATION CAPEX HYDROGEN STATION ROLL-OUT STRATEGY • Hydrogen fueling stations will be built one at a time along dedicated routes, based on customer need and network optimization ~450,000 trucks, or ~25% of total fleets(2), operate along dedicated routes, typically between a plant and distribution center along major freight corridors Initial build out of ~1,200 station equivalents(3) will be developed to serve this section of the market (based on 210 trucks per 8,000kg station) Station locations determined by pre-orders, selecting customers with routes along the most trafficked freight corridors First stations may potentially operate as hubs, allowing fleets to refuel within a 250-mile radius Projected average one-time station capex of $16.6M expected to support 630 leases over 21 years – improvements in technology are expected to reduce capex by 10% in 2025 and beyond La nd a nd Bui l di ng # of El ectrol yzers - 8 (1) Hydrogen Stora ge Ta nks (1 da y) Tra ns former / Recti fi er Ins ta l l a ti on Cos ts $ 1,750,000 8,000,000 3,600,000 2,100,000 1,160,000 • 210 Trucks x 3 Product Cycl es 630 • • • • NEL A-485 electrolyzer 1,000kg/day 2.2MW 50MPa Hydrogen Storage Dual H2Station® Fueling 1,000kg/day two dispensers 1. Target price to be achieved with scale of production based on supply agreement with Nel 2. Management/industry source estimate 3. Equivalent of 1,200 stations producing 8,000kg; actual number of locations will likely vary as some stations will produce >8,000kgs Key Hydrogen Station Components Total Station Capex per 7-year Truck Lease $ 26,365 Total Station CapEx $ 16,610,000 One Time Station Related Capex

Single-station model expected to generate cash to fund future stations and potentially have access to H2 station unit economics multiple financing options to fund ongoing H2 network development HYDROGEN STATION KEY ASSUMPTIONS Hydrogen Station Direct Variable Costs Assumption 178,704 8,585,484 Notes MWh @ $35.00 per MWh # of gallons @ $4.59 / 1,000 gallons • • • • • $0.035/kWh of electricity 61.2 kWh needed to produce 1 kg of hydrogen 11.1 liters required to produce 1 kg of hydrogen 3 FTE per station 100% station utilization, or 8,000 kg per day (2,920,000 kg per year) Station useful life of 21 years Electricity Consumption Cost Water Consumption Cost $ 6,254,640 39,407 Hydrogen Station Direct Fixed Costs Repair and Maintenance (2) Insurance Costs and Charges Station Personnel Cost 640,000 166,100 115,500 8.0% 1.0% 3.0 % of total station capex % of total station capex # of FTE's @ $35k salary + 10% benefits • Station Depreciation 731,429 Working with Nel, Nikola plans to generate hydrogen at scale in a cost effective manner [B] Annual H2 Production (tonnes) (3) 2,920 Electrolyzer power consumption of 52.8 kWh/kg CASH GENERATED PER STATION – 630 TRUCKS (3 LEASE CYCLES) Pre-Delivery Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Years 1-7 Full Station Life Sta ti on Ca pEx (4) Fuel Revenue - 210 Trucks Sta ti on Fuel & Opera ti ng Cos t (5) ($16,610,000) - 10,500,000 (6,919,114) - 10,500,000 (6,919,114) - 10,500,000 (6,919,114) - 10,500,000 (6,919,114) - 10,500,000 (6,919,114) - 10,500,000 (6,919,114) - 10,500,000 (6,919,114) ($16,610,000) 73,500,000 (48,433,797) ($16,610,000) $220,500,000 ($145,301,392) Implied 21-Year Levered IRR (7) 43% A combination of debt and equity financing (at the station level) may be utilized to maximize capital efficiency and return t o shareholders 1. 2. Assumes station at 100% utilization; based on initial costs, savings are expected in 2025 and beyond due to anticipated advances in technology Repair and maintenance includes monthly, quarterly, and annual inspections of the electrolysers, dispensers and compressors, sensors and detectors, worn out parts (including the work done to replace them), replacement/filling of misc. medias, analysis and optimization of operation parameters, remote monitoring, and troubleshooting 1 metric tonne = 1,000 kg Given construction lead-time for each station, upfront station capex for the first lease cycle is assumed one year prior to cash flow generated in Year 1 Represents all hydrogen station operating expenses including electricity costs, water costs, station personnel, and station maintenance; excludes corporate G&A expenses IRR based on quarterly cash flows evenly spread over each year unless otherwise noted Assumes stations are financed with 60% debt, with a maturity of 10 years and a 6% interest rate 3. 4. 5. 6. 7. Implied 21-Year Unlevered IRR (6) 21% Annual Unlevered Cash Flow ($16,610,000) $3,580,886 $3,580,886 $3,580,886 $3,580,886 $3,580,886 $3,580,886 $3,580,886 $8,456,203 $58,588,608 Years 1-21 Cost per kg (excl. Depreciation)$2.47[A] / [B] Total P&L Expense$ 7,947,076 [A] Total Operating Expenses$ 7,215,647 Annual Cost to Produce Hydrogen (1)

Station infrastructure and development Partnered with NEL to develop first-in-kind hydrogen station infrastructure Nikola Demo Station Development Demo Station #1 Demo Station: Nikola HQ (Phoenix, AZ) •Station Timing: completed Q1 2019 •Station Offers: H2 storage and dispensing •Other: onsite storage 1,000 kg R&D 8-Ton Station: R&D Facility (Phoenix, AZ) •Station Timing: begin Q2 2020, complete by Q4 2021 •Station Offers: H2 production, storage, and dispensing •Other: (8) 1-ton electrolysers onsite capable of producing 8,000 kgs of hydrogen per day AB 8-Ton Pilot Station: Van Nuys, CA •Station Timing: begin Q4 2020, complete by mid-2022 •Station Offers: H2 production, storage, and dispensing •Other: (8) 1-ton electrolysers onsite capable of producing 8,000 kgs of hydrogen per day

Dedicated fcev fleet roll out case study Anheuser-Busch (AB) AB PILOT STATION Initial site selection determined based on customers’ dedicated routes • Currently working with Nel to build 8-ton hydrogen station near the Anheuser-Busch brewery in Van Nuys, CA Station capable of producing 8,000 kgs of hydrogen per day Station expected to be fully commissioned in 2022 Fleet Test Beta Trucks with AB Starting mid-2021 utilizing Phoenix hydrogen station until Van Nuys station complete in 2022 • • • ANHEUSER-BUSCH STATION LOCATIONS • AB to convert entire distribution fleet (approx. 800 trucks) to Nikola trucks AB has 12 breweries and 6 distribution centers located across the United States Nikola anticipates developing a hydrogen station near each brewery location to provide access to each distribution center Additional stations may be developed at certain distribution centers depending on the roundtrip length of the lane • • •

iiI. Nikola Truck Development strategy and timeline

North America BEV truck Timeline Nikola’s partnership with Iveco accelerates the development and production of a BEV truck, shortening its go-to-market strategy by 1 to 1 ½ years Projected Road Map to Fleet Testing (2020 – 2021) • • • • Plan: Take the current Iveco S-Way platform and electrify the powertrain Iveco Responsibilities: Cab, chassis, and vehicle integration Nikola Responsibilities: e-Axle (motors and inverters), battery pack, BMS, vehicle controls strategy, and infotainment Projected Schedule: o o o o Unveil first truck in Hanover on Sept. 24, 2020 Utilize Iveco’s Ulm facility in Germany for prototype, pre-series, and low volume builds in 2020 and 2021 Begin limited testing with fleets in Q4 2020 Enter low volume production in Q1 2021 U Build) (US Ma 2020 2021 2022 Jan Feb Mar Apr May Jun July Aug Sept Oct Nov Dec Jan Feb Mar Apr May Jun July Aug Sept Oct Nov Dec Jan Feb Mar Apr May Jun Milestones Start Pilot IAA Hanover Builds Show (US Mar SOP ket - E SOP rket - US Build) Engineering/ Design ENGINEERING AND DEVELOPMENT Purchasing/ Sourcing SUPPLIER IDENTIFICATION / SOURCING TOOLING BUILD COMPONENT / SUB ASSEMBLY BUILD APQP PROCESS Vehicle Build Fleet Test U nits PRE-SERIES BUILDS LV BUILDS (US MARKET / EU BUILD) US MARKET (COOLIDGE, AZ) Vehicle Validation PPAP EVENT COMPONENT VALIDATION VEHICLE VALIDATION PROTOTYPE BUILDS / 3 BUCKETS OF 4 RELEASE ENGINEERING

ected to FCEV truck Timeline begin in Q1 2023 ow Volume UCTION BUILD GE ACCUMULATION ULATION North AmericaLow volume production for FCEV trucks exp Projected Road Map to Commercialization (2020 – 2023) • To achieve SOP milestone, Nikola’s engineering, manufacturing, and testing must have a coordinated and collaborative understanding of the overall vehicle architecture • Production-intent builds expected to begin at Beta Phase (2H 2021) 2020 2021 2022 2023 Jan Feb Mar Apr May Jun July Aug Sept Oct Nov Dec Jan Feb Mar Apr May Jun July Aug Sept Oct Nov Dec Jan Feb Mar Apr May Jun July Aug Sept Oct Nov Dec Jan Feb Mar Apr May Jun Milestones Eng.Arch Kick Off Freez Start Pilot Builds (L SOP Engineering / Design ENGINEERING AND DEVELOPMENT (GAMMA) Purchasing/ Sourcing D SUPPLIER IDENTIFICATION / SOURCING TOOLING BUILD COMPONENT / SUB ASSEMBLY B UIL Vehicle Build PROD BETA BUILD TEST FLEET MILEA GAMMA BUILD Vehicle Validation TEST FLEET MILEAG E ACCUM COMPONENT VALIDATION DESIGN VALIDATION PRODUCTION VALIDATION RELEASE ENGINEERING ENGINEERING AND DEVELOPMENT (BETA)

IV. Financials, transaction overview and valuation

Financial projections below only cover North America business and do not reflect potential upside from 50/50 JV in Europe North America FINANCIAL OVERVIEW NORTH AMERICA FINANCIAL SUMMARY $M, Unless otherwise noted BEV Trucks Sold (# of Units) FCEV Trucks Sold (# of Units) H2 Stations Completed (# of Units) - - - 600 - - 1,200 - - 3,500 2,000 10 7,000 5,000 24 BEV Truck Revenue FCEV Truck Revenue FCEV Service & Maintenance Revenue FCEV Hydrogen Revenue - - - - $150 - - - $300 - - - $875 470 13 56 $1,750 1,175 56 245 % Growth (-) Cost of Goods Sold nm - nm (112) 100.0% (242) 371.4% (1,113) 128.1% (2,507) Gross Profit Margin (-) Operating Expenses nm (222) 25.2% (303) 19.2% (274) 21.3% (416) 22.3% (574) EBIT Margin (+) Depreciation & Amortization nm 11 (176.9%) 20 (72.0%) 41 (8.1%) 48 4.5% 68 EBITDA Margin nm (163.3%) (58.4%) (4.6%) 6.6% % of Revenue Truck Manufacturing Facility, Equipment & Other Capex H2 Stations & Equipment Capex nm (156) - 13.4% (293) (6) 13.8% (196) (100) 14.2% (64) (305) 14.8% (34) (639) % of Revenue nm 198.7% 98.6% 26.0% 20.9% •North America BEV production projected to begin in 2021; North America FCEV production projected to begin in 2023 •$3.2B of revenue expected by 2024 •Expected steady state EBITDA margins of >25% Total Capital Expenditures ($156) ($298) ($296) ($368) ($673) Net Working Capital ($9) $20 $41 $201 $476 Balance Sheet and Cash Flow Items EBITDA ($211) ($245) ($175) ($66) $213 EBIT (222) (265) (216) (114) 145 Gross Profit - 38 58 301 719 Total Revenue - 150 300 1,414 3,226 Income Statement Items 2020P 2021P 2022P 2023P 2024P Key Income Statement Drivers

Proposed transaction overview Transaction Structure Valuation Capital Structure 1. Including Series D investors. Excluding potential dilution from out-of-the-money VectoIQ warrants. Assumes no redemptions by VectoIQ’s existing public shareholders 2. Based on $237 million cash in trust, $67 million cash from Nikola balance sheet, 52.5 million shares at $10/share PIPE ($525 million) less $50 million transaction expenses and $70 million cash to seller. Assumes no redemptions by VectoIQ’s existing public shareholders • The transaction will be funded by a combination of VectoIQ cash held in a trust account, VectoIQ common stock, and proceeds from VectoIQ PIPE • Transaction will result in $709 million cash on the balance sheet to fund growth(2) • Transaction implies a fully diluted pro forma enterprise value of ~$3.3 billion (~1.0x based on 2024E revenue of ~$3.2 billion) • Existing Nikola shareholders expected to receive 79.6% of the pro forma equity and $70 million cash(1) • On March 2, 2020, Nikola and VectoIQ agreed to enter into a business combination • The transaction is expected to close in Q2 2020 • It is anticipated that the post-closing company will be a Delaware corporation, retain the Nikola name, and be listed on the NASDAQ

Pro forma equity ownership $M, except Share and per share data Sources Pro Forma Valuation VectoIQ Shares Share Price $3,207 $10.00 Estimated Cash Held in Trust(1) PF Shares Outstanding(5)(6) $237 402.9 Estimated Cash Contributed from Balance Sheet(2) Equity Value $67 $4,029 Proceeds from PIPE(3) Plus: Debt $4 $525 Less: Cash ($709) Enterprise Value $3,324 Uses Illustrative Pro Forma Ownership(5)(6) Equity Consideration to Nikola Existing Investors(4) $3,207 VectoIQ Public Shareholders VectoIQ Sponsor Shareholders 1.6%, 6.6M Shares Cash to Seller $70 5.7%, 23.0M Shares Cash to Balance Sheet $709 Shares from PIPE Existing Nikola Equity Rollover(4) Estimated Payment of Transaction Expenses $50 13.0%, 52.5M Shares 79.6%, 320.7M Shares Note: The sources and uses of funds presented herein are forward-looking statements and reflect the Company’s current plans and expectations regarding financing for the business combination. The Company may elect to obtain additional financing, including the sale of additional debt or equity, or alternative financing on different terms in connection with the business combination in which case the information presented herein may change. Pro forma figures include the run-rate contribution of recent acquisitions and public company cost assumptions. Due to rounding, numbers presented may not add up precisely to the totals indicated. As of 1/5/2019. Assumes no redemption by VectoIQ’s existing public shareholders. Actual results in connection with the business combination may differ Assumes all cash associated with Series D investment has been received prior to closing Assumes 52.5M shares are issued at $10.00 per share Rollover equity shares include shares issued to series D investors Pro forma share count includes 23.0 million VectoIQ public common shares, 6.6 million VectoIQ Sponsor shares, 52.5 million shares from PIPE, and 320.7 million shares issued to Nikola existing shareholders; shares issued to Nikola shareholders is based on latest Series D raise amount of $277M and is subject to change if incremental Series D investment is raised prior to closing. Assumes no redemptions by VectoIQ’s existing public shareholders Pro forma ownership table excludes the impact of all out-of-the-money VectoIQ warrants 1. 2. 3. 4. 5. 6. Total Uses$4,036 Total Sources$4,036

Valuation of North America TruckCo alone is highly attractive; H2 station network, Europe JV, autonomous ready trucks, and grid storage components of business Discounted Future Value of Nikola North America TRuckCo 2027E NIKOLA NORTH AMERICA TRUCKCO EBITDA WALK Based on n.a. business offer substantial potential incremental value DISCOUNTED FUTURE VALUE SENSITIVITY ANALYSES 2020E EV assuming 2027E Nikola TruckCo EBITDA of $1,352M ($B) Units Sold Revenue per Unit ($) 14,000 250,000 7.0x 8.0x 9.0x 15.0% 20.0% 25.0% Units Sold Revenue per Unit ($)(1) 30,000 235,000 2020E EV assuming 2027E EBITDA Multiple of 8.0x ($B) %Δ: 2027E EBITDA: (25%) 1,014 0% 1,352 25% 1,690 Illustrative EBITDA Margin(2) 12.8% 15.0% 20.0% 25.0% Illustrative EBITDA Margin conservatively assumes WholeCo OpEx cost structure applies to TruckCo business Summary of analysis approach Key takeaways 1. FCEV Revenue per Unit based on truck contribution from overall lifetime value of FCEV bundled lease 2. Illustrative TruckCo EBITDA margin calculated using 2027E TruckCo Gross Margin burdened by WholeCo OpEx allocated by relative revenue contribution and TruckCo D&A added back •TruckCo alone supports a ~$3B valuation, even with a conservative assumption that TruckCo is valued similar to incumbent Truck OEMs •Analysis applies an NTM EBITDA multiple based on incumbent truck OEM trading levels in order to imply a 2027E future enterprise value that is discounted back to January 2020 using an illustrative discount rate •This future value is then sensitized across a range of EBITDA multiples, EBITDA variances, and discount rates 3.14.15.1 2.33.8 1.72.32.8 3.0 Discount Rate 2027E Illustrative EBITDA ($M)1,352 2027E Total TruckCo Revenue ($M)10,550 2027E TruckCo EBITDA 2027E FCEV Truck Revenue ($M)7,050 FCEV Trucks 2027E BEV Truck Revenue ($M)3,500 3.64.14.6 2.63.4 2.02.32.6 3.0 Discount Rate 2027E TruckCo EBITDA Multiple BEV Trucks

Nikola’s projected growth and future margin Operational Benchmarking Nikola metrics Do not include Potential incremental upside from 50/50 Europe jv profile expected to be best-in-class compared to key peers REVENUE GROWTH 2022E - 2025E CAGR for Nikola; 2019E - 2021E for Peers (%)(1) Median: 48.9% Median: 30.4% Median: (4.2%) 451.5 49.1 2 6) (2.8) (5.6) (10.3) NMC SPCE NIO TSLA NEL BLDP PLUG BE 8TRA NAV VOLV B PCAR EBITDA MARGIN 2020E for Peers (%) Median: (19.4%) Median: (1.6%) Median: 11.0% ~25.0 9.2 8.1 6.7 (52.4) 2025E Run-Rate TSLA NIO SPCE BE PLUG NEL BLDP VOLV B PCAR 8TRA NAV Market data as of February 28, 2020 Future Transportation Peers(2) Fuel Cell Technology Peers(3) Commercial Vehicle Peers(4) 1. 2. 3. 4. Represents 2019A – 2021E CAGR for Tesla, Virgin Galactic, PACCAR, and Volvo Future Transportation Peers include NIO (NIO), Tesla (TSLA), and Virgin Galactic (SPCE) Fuel Cell Technology Peers include Ballard (BLDP), Bloom Energy (BE), Nel (NEL), and Plug Power (PLUG) Commercial Vehicle Peers include Navistar (NAV), PACCAR (PCAR), Traton (8TRA), and Volvo (VOLV B) 11.8 13.613.111.910.1 NM (9.9)(11.9) 165.9 48.9 28 .2 31.229.7 7. (0.

Current ~$3Bn valuation implies a 1.0x 2024E Valuation Benchmarking Nikola metrics Do not include Potential incremental upside from 50/50 Europe jv revenue multiple, well below future transportation peers current valuation level EV / REVENUE 2020E for Peers (x) Median: 4.0x 650+ Median: 9.5x Median: 0.7x 7 0.8 0.7 0.7 0.3 EV / EBITDA 2020E for Peers (x) Median: 47.8x 77.3 Median: 6.5x 29.5 18.4 3.1 2022E 2023E 2024E 2025E TSLA NIO SPCE PLUG BE BLDP NEL PCAR NAV VOLV B 8TRA Future Transportation Peers(1) Fuel Cell Technology Peers(2) Commercial Vehicle Peers(3) Market data as of February 28, 2020 1. 2. 3. Future Transportation Peers include NIO (NIO), Tesla (TSLA), and Virgin Galactic (SPCE) Fuel Cell Technology Peers include Ballard (BLDP), Bloom Energy (BE), Nel (NEL), and Plug Power (PLUG) Commercial Vehicle Peers include Navistar (NAV), PACCAR (PCAR), Traton (8TRA), and Volvo (VOLV B); EV and EBITDA adjusted for captive finance segment and pension/OPEB liabilities 15.6 NMNM 8.47.4 5.5 NMNM 5.0 NMNM 11.1 14.713.8 4.03.3 5.2 2.4 1.0 0.6 1. 2022E 2023E 2024E 2025E SPCETSLANIOBLDPNELPLUGBEPCARNAV VOLV B 8TRA

V. Vectoiq overview

VECTOIQ ACQUISITION CORP Overview Stephen girsky President, Chief Executive Officer and Director • Former GM Board Vice Chairman • Helped lead GM out of bankruptcy, stabilized its European operations, and led overall GM strategy Mary Chan Chief Operating Officer Broad and deep expertise to identify and foster unique industrial business models veCtoiq Overview Acquisition Company (“SPAC”) formed for the purpose of effecting a merger, acquisition or similar business combination within 24 months of its IPO, which was completed May 18, 2018 • VectoIQ Acquisition Corp. (Nasdaq:VTIQ) is a $230M publicly traded Special Purpose • Sponsored by VectoIQ Holdings, LLC (including P. Schoenfeld Asset Management) and Cowen VectoIQ LLC is involved with a number of different emerging technology companies across the smart transportation value chain either as an advisor, investor or both Led by a management team with highly relevant experience: - Public company experience both operating and in the board room - Complementary and overlapping networks - Deep understanding of technology and its impact on transportation • • Operating experience at General Motors (President of OnStar/Connected Consumer) Previous SVP of Dell Enterprise Mobility Solutions and EVP of Alcatel-Lucent Wireless Networks Current director of Magna International, Dialog Semiconductor, and SBA Communications • • • Steve shindler Chief Financial Officer VECTOIQ Advisors for nikola opportunity • • • Former CEO at NII Holdings Currently a director of NII Holdings Previous leadership experience as CFO of Nextel Communications and Managing Director of Toronto-Dominion Bank Founding partner of RIME Communications Capital, a firm that has invested in early stage media, tech, and telco companies Larry Nitz Former Head of Electrification, GM Mark Mathias Former Director, GM Fuel Cell R&D Mo Wazir Former Head of Electrical Engineering, GM Product Development and Purchasing Expertise Stefan Jacoby Former GM, VW, Volvo • Mindy luxenberg-grant Treasurer Bill Shaw Former Manufacturing Engineer and Product Launch Expert, GM Tim Nixon Former Head of OnStar Engineering, GM • • • Chief Financial Officer of VectolQ, LLC Founder and CFO of Headhaul Capital Partners Previous leadership experience at Jefferies Capital Partners, PricewaterhouseCoopers, and Western NIS Enterprise Fund Karl Thomas Neumann Board Member, Hyundai Mobis Former VW, Continental, GM

T R A N S P O R T I N G T H E F U T U R E T O N O W .